Ohio National Fund, Inc.	February 4, 2020

ON Risk Managed Balanced Portfolio

Supplement to Summary Prospectus Dated November 22, 2019

Under the section “Management,” the information regarding Greg Wilensky, CFA is added and the information regarding Mayur Saigal is deleted. The following information replaces the corresponding section in its entirety:

Ohio National Investments, Inc. serves as the investment adviser for the Portfolio. Janus serves as sub-adviser to the Balanced Component portion of the Portfolio. Janus portfolio managers Jeremiah Buckley, CFA, Marc Pinto, CFA, Michael Keough and Greg Wilensky , CFA are responsible for the day-to-day management of the Balanced Component’s assets. Jeremiah Buckley has managed the Balanced Component since December 2015, Marc Pinto has managed the Balanced Component since May 2014, Michael Keough has managed the Balanced Component since January 2020, and Greg Wilensky, CFA has managed the Balanced Component since February 2020. AnchorPath serves as sub-adviser to the Risk Management Component. AnchorPath portfolio manager Marshall C. Greenbaum, CFA, is responsible for the day-to-day management of the Risk Management Component and has managed the Risk Management Component since May 2014.

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Please retain this supplement with your Prospectus for future reference.